Discontinued Operations	12 Months Ended
Dec. 31, 2011
Discontinued Operations [Abstract]
Disposal Groups, Including Discontinued Operations, Disclosure [Text Block]
Discontinued Operations

Regenerative Medicine - China Segment
In 2009, the Company began its Regenerative Medicine-China business in the People's Republic of China (China” or PRC”) through its subsidiary, a wholly foreign owned entity (WFOE”) and entered into contractual arrangements with certain variable interest entities (VIEs”). Foreign companies have commonly used VIE structures to operate in the PRC, and while such structures are not uncommon, recently they have drawn greater scrutiny from the local Chinese business community in the PRC who have urged the PRC State Council to more tightly regulate these structures. In addition, in December 2011, China's Ministry of Health announced its intention to more tightly regulate stem cell clinical trials and stem cell therapeutic treatments in the PRC, which has created uncertainty regarding the ultimate regulatory environment in the PRC. Accordingly, the Company took steps to restrict, and ultimately eliminated, its regenerative medicine business in the PRC. In the first quarter of 2012, the Company concluded that as a result of these steps, the operations in its Regenerative Medicine-China business were discontinued. The Company has determined that any liability arising from the activities of the WFOE and the VIEs will likely be limited to the net assets currently held by each entity.

The operations and cash flows of the Regenerative Medicine - China business will be eliminated from ongoing operations as a result of our exit decision. The Company expects to have no continuing involvement in this business going forward. The operating results of the Regenerative Medicine - China business for the years ended December 31, 2011 and 2010, which are included in discontinued operations, were as follows (in thousands):

	Year Ended December 31,
	2011	2010

Revenue	$274.3	$55.9
Cost of revenues	(140.6)	(36.0)
Research and development	(378.3)	(112.4)
Selling, general, and administrative	(3,089.9)	(1,408.2)
Other income (expense)	(9.7)	(63.8)
Loss from discontinued operations	$(3,344.2)	$(1,564.5)

The summary of the assets and liabilities related to discontinued operations as of December 31, 2011 and 2010, respectively, were as follows (in thousands):

	December 31,
	2011	2010

Cash and cash equivalents	$103.3	$2,308.4
Accounts receivable, net	—	26.2
Prepaid expenses and other current assets	284.4	214.5
Property, plant and equipment, net	1,256.8	2,331.6
Other Assets	149.0	69.1
	$1,793.5	$4,949.8

Accounts payable	$177.8	$53.5
Accrued liabilities	31.0	29.3
	$208.8	$82.8

Pharmaceutical Manufacturing - China Segment
On June 18, 2012, the Company announced that it had entered into a definitive agreement to sell its 51% interest in Erye for  approximately $12.3 million in cash and the return to the Company of (i) 1,040,000 shares of the Company's Common Stock and (ii) the cancellation of 1,170,000 options and 640,000 Common Stock warrants.  The closing of the transaction is subject to the satisfaction of certain conditions.  Closing of the transaction is expected to occur by the fourth quarter of 2012.
The operations and cash flows of the Pharmaceutical Manufacturing - China business will be eliminated from ongoing operations with the sale of the Company's 51% interest in Erye. The operating results of the Pharmaceutical Manufacturing - China business for the years ended December 31, 2011 and 2010, which are included in discontinued operations, were as follows (in thousands):

	Year Ended December 31,
	2011	2010

Revenue	$63,393.6	$69,584.3
Cost of revenues	(47,186.8)	(49,639.4)
Research and development	(2,904.1)	(1,564.0)
Selling, general, and administrative	(11,068.2)	(9,905.0)
Goodwill impairment	(19,432.7)	—
Other income (expense)	(1,081.4)	51.9
Provision for income taxes	(392.8)	(550.9)
(Loss) income from discontinued operations	$(18,672.4)	$7,976.9

The summary of the assets and liabilities related to discontinued operations as of December 31, 2011 and 2010, respectively, were as follows (in thousands):

	December 31,
	2011	2010

Cash and cash equivalents	$8,707.0	$4,834.9
Restricted cash	—	3,381.4
Accounts receivable, net	5,525.7	5,817.1
Inventory	16,505.7	21,023.4
Deferred income taxes	463.7	—
Prepaid expenses and other current assets	777.5	457.2
Property, plant and equipment, net	36,490.4	34,231.2
Land use rights, net	4,872.4	4,807.8
Goodwill	8,495.7	27,002.0
Intangible assets, net	21,846.4	23,903.2
Other Assets	2,459.9	—
	$106,144.4	$125,458.2

Accounts payable	$7,950.3	$13,637.8
Accrued liabilities	1,705.8	2,067.8
Bank loans	15,712.0	3,034.0
Notes payable	—	9,451.5
Income tax payable	621.6	1,242.9
Deferred income taxes	6,177.4	6,191.6
Unearned revenue	1,315.4	1,648.9
Amount due from related parties	20,862.7	8,301.4
	$54,345.2	$45,575.9

Pharmaceutical Manufacturing - China Segment Related Party Transactions

At December 31, 2011 and 2010, Erye owed EET, the 49% shareholder of Erye, $20,862,700 and $8,301,400, respectively, which represents dividends paid and loaned back to Erye. At December 31, 2011 and 2010 the interest rate on this loan was 6.56% and 5.31%, respectively. In June 2011 Erye paid EET approximately $875,100 consisting of the net of the following: $1,115,000 of unpaid accrued interest at June 30, 2011, approximately $408,700 repayment of a non interest bearing loan due in 2011 and recovery of cash advances to EET of approximately $648,600. In December 2011 Erye paid EET approximately $125,100 of unpaid accrued interest with bank draft due in June 2012. In February 2010, Erye made an interest payment of approximately $198,500 to EET.

Pursuant to the terms and conditions of the October 2009 Erye Joint Venture Agreement, dividend distributions to EET and the Company’s subsidiary will be made in proportion to their respective ownership interests in Erye; provided, however, that for the three-year period commencing on the first day of the first fiscal quarter after the Joint Venture Agreement became effective distributions are made as follows: for undistributed profits generated subsequent to the acquisition date: (i) the 49% of undistributed profits (after tax) of the joint venture due EET will be distributed to EET and lent back to Erye to help finance costs in connection with its construction of and relocation to a new facility (to be repaid gradually after construction is completed); and (ii) of the net profit (after tax) of the joint venture due the Company, 45% will be provided to Erye as part of the new facility construction fund and will be characterized as additional paid-in capital for the Company’s 51% interest in Erye, and 6% will be distributed to the Company. For undistributed profits generated prior to the acquisition date: (i) the 49% of undistributed profits (after tax) of the joint venture due EET will be distributed to EET and lent back to Erye to help finance costs in connection with its construction of and relocation to a new facility (to be repaid gradually after construction is completed); and (ii) of the net profit (after tax) of the joint venture due the Company, 51% will be provided to Erye as part of the new facility construction fund and will be characterized as additional paid-in capital for the Company’s 51% interest in Erye. It was contemplated by the Joint Venture Agreement that the construction would continue for three years. As such, 45% of the dividend we would be entitled to by reason of our 51% ownership would remain in Erye through 2012 to complete the construction while EET would loan back their dividend during the same period at a prevailing bank interest rate. Upon a liquidity event of Erye, as contemplated in the joint venture agreement, the Company will be entitled to the return of its dividend reinvestments to the extent of the proceeds generated by the liquidity event. Repayment of such loans from EET would occur gradually after the construction is completed. In January 2011, a dividend totaling approximately $13,671,100 based on earnings for Fiscal Year 2009 was declared and approximately $6,698,800 was distributed to EET and lent back to Erye and approximately $6,972,300 due the Company was reinvested and re-characterized as additional paid-in capital in the business. In April 2011, a dividend totaling $10,259,700 based on earnings for Fiscal Year 2010 was declared and approximately $5,027,300 was distributed to EET and lent back to Erye, and approximately $5,232,400 due the Company was reinvested and re-characterized as additional paid-in capital in the business. A 10% withholding tax was required on dividends payable to the Company. As a result, Erye withheld approximately $1,220,500 in taxes related to the Company’s Fiscal Year 2009 and 2010 dividend amounts, and such amount has been paid to the local Chinese tax authorities as of December 31, 2011.

Pharmaceutical Manufacturing - China Segment Contingencies

Chinese regulatory approvals — The Company has determined that it did not obtain all Chinese regulatory approvals (and associated registrations) required to reflect the legal title of its interest in Erye as being held by the proper entity within our group which is its current beneficial owner as that term is used under U.S. law. The Company believes it has now determined what governmental approvals (and associated registrations) will need to be issued by the Suzhou Municipal Bureau of Foreign Investment and Commerce and the Suzhou Administration for Industry and Commerce to remediate these deficiencies and the Company has had counsel in China prepare these filings. The Company’s management believes these regulatory deficiencies can be remediated and should not delay a possible divestiture of the Company’s interests in Erye that is currently under evaluation. However, the Company requires the cooperation of the officers of Erye, as to which no assurance can be given, and we could be compelled to seek to replace those officers or to commence legal action to obtain the required consents or otherwise move forward with requisite filings. In addition, even if the filings are made, no assurance can be given that any unremediated regulatory deficiencies would not have an adverse effect on the operating results and liquidity of Erye and the Company and will not impede or delay efforts to divest the Company’s interest in Erye. In addition, the remediation process is expected to trigger certain tax liabilities and penalties, however the ultimate liability will be based on future discussions with the relevant Chinese authorities. The Company cannot reasonably assess the exposure as of December 31, 2011.

Xiangbei Welman Pharmaceutical Co., Ltd. v Suzhou Erye Pharmaceutical Co., Ltd. and Hunan Weichu Pharmacy Co., Ltd. involves a patent infringement dispute with respect to a particular antibiotics complex manufactured by Erye (the “Product”).The Changsha Intermediate Court ruled in Welman’s favor at first and Erye appealed the judgment to the Hunan High Court. Meanwhile, the Supreme Court of PRC has recently rendered a final ruling that Welman is not entitled to the patent right disputed under the said case. On that basis, the Hunan High Court awarded on January 16, 2012 that Welman’s suit against Erye on that patent infringement is rejected. The initial judgment was rendered on May 13, 2010 in the amount of approximately 5 million RMB (approximately $778,500), which was fully accrued for at September 30, 2011 and reversed in the fourth quarter of 2011 based on these subsequent rulings.

In 2009, Welman brought a copyright infringement lawsuit against Erye claiming the package inserts with respect to the Product infringed upon their copyright. Erye was enjoined from copying and using the package inserts on the Product and selling the Product with the package inserts and Welman was awarded RMB 50,000. Erye has filed application for a retrial of the previous lawsuit brought by Welman to the Hunan High Court, and the said application has been accepted for filing by the court.

In July 2011, a new copyright infringement lawsuit was brought by Welman against Erye claiming that Erye was not complying with the earlier judgment enjoining them from copying and using the package inserts for the Product. The Changsha Intermediate Court was applied to for property preservation and it issued a civil decision to freeze Erye’s bank deposit of up to RMB 50 million (approximately US $7.9 million), or to seal up or detain Erye’s other properties of equal value. As of December 31, 2011, approximately 15,656,000 RMB (approximately $2,460,000) of cash had been frozen in six Erye bank accounts, and is classified in Other Assets. Erye has contended that jurisdiction is not proper, and the case is now in review of the Hunan High Court.

A similar copyright infringement lawsuit was recently instituted by Welman against Erye in the Guangzhou Intermediate Court to (i) enjoin Erye from copying and using the package inserts from the Product and selling the drugs with the aforesaid package inserts; and (ii) award Welman economic losses of approximately RMB 2,000,000 (approximately US $320,000) against Erye and the case is being reviewed by the Court. Welman made an application for preliminary injunction to prohibit Erye from copying and using the package inserts from the Product and selling the drugs with the aforesaid package inserts and Welman’s application was denied by the Court on September 6, 2011. Welman subsequently obtained a preliminary injunction from a lower court Guangzhou Haizhu District Court on September 14, 2011. But on October 28, 2011, upon the appeal by Erye, the Haizhu District Court issued a decision withdrawing the preliminary injunction.